                                                             EXHIBIT 10.20.1 (a)


                             SABEL INDUSTRIES, INC.
                             749 NORTH COURT STREET
                              MONTGOMERY, AL 36104


                             As of January 15, 1999

Mr. Keith Sabel
Sabel Industries, Inc.
749 North Court Street
Montgomery, AL 36104

        RE:    AMENDMENT TO NET WORTH APPRECIATION PARTICIPATION AGREEMENT

Dear Mr. Sabel:

        This will confirm the understanding of this Corporation (the "Company") with you with respect to our agreed amendments to your Net Worth Appreciation Participation Agreement dated January 24, 1994 (the "Agreement").

        As you know, our parent company, The Renco Group, Inc. ("Renco"), has elected to become, for Federal Internal Revenue Code purposes, a subchapter S corporation (instead of a subchapter C corporation), effective with its fiscal year beginning November 1, 1998, and has designated this Company and its subsidiaries as qualified subchapter S subsidiaries (the "S election"). This designation is also applicable for those states which recognize such election. This letter is intended to set forth our understanding as to the changes in the Agreement intended to accommodate such election.

        It is the intent of the parties to the Agreement that the S election not alter the benefits payable under the Agreement; therefore we agree as follows:

        A. For purposes of calculating the benefits payable under the Agreement, the Company will continue to calculate Federal corporate income taxes and the corporate income taxes for those jurisdictions in which the Company and its subsidiaries do business, for fiscal periods beginning on or after November 1, 1998, as if this Company and its subsidiaries had continued to have C corporation status, under the Federal Internal Revenue Code and under state and local tax laws, in accordance with the provisions of generally accepted accounting principles and the Internal Revenue Code and regulations thereunder and under state and local tax laws applicable to C corporations as from time to time in effect ("C Status"). Such tax calculations will include calculations of current and deferred tax expense or benefit and current and non-current tax assets and liabilities ("C Taxes") and the differences ("Tax Differences") between the C Taxes and the taxes as recorded by the Company and its subsidiaries while being designated a qualified subchapter S subsidiary ("S Taxes").

        Cumulative Income Statement Tax Difference shall be the cumulative difference in income tax expense or benefit between the calculation of the C Taxes and S Taxes, in each case calculated for the tax periods beginning on or after November 1, 1998 and through the end of the calculation period. Cumulative Cash Flow Tax Difference shall be the cumulative difference in income tax payments, net of refunds, between the calculation of the C Taxes and S Taxes in each case made after November 1, 1998 or, which would be in the case of C Taxes, or are in the case of S Taxes, immediately due and payable contemporaneously with the payment of any dividends.

        In connection with the annual audit of the financial statements of the Company, the Company's Board of Directors will require that the independent public accountants issue a special report indicating their agreement with the Tax Differences.

        B. Any payment due to you under Paragraph 2 of the Agreement (the "Termination Benefit") shall be (A) 5% of the cumulative net income, as defined, less (B) 5% of the Cumulative Income Statement Tax Difference (the calculation period shall end at the end of the Company's fiscal quarter immediately preceding your date of termination) and excluding such Cumulative Income Statement Tax Difference to the extent equal to Cumulative Cash Flow Tax Difference utilized in calculating an Additional Compensation Benefit under Paragraph 3.

        C. Any payment due to you under Paragraph 3 of the Agreement in regard to dividends paid by the Company (the "Additional Compensation Benefit"), shall be (A) the excess of 5% of the cumulative dividends paid by the Company subsequent to November 1, 1998 over 5% of any positive Cumulative Cash Flow Tax Difference less (B) the amount of Additional Compensation Benefit previously paid to you under Paragraph 3 subsequent to November 1, 1998.

        D. Any payment due to you under Paragraph 5 of the Agreement (the "Sale Proceeds Benefit"), shall be (A) 5% of any net proceeds, as defined, plus (B) 5% of the cumulative dividends paid by the Company subsequent to November 1, 1998, less (C) 5% of the Cumulative Income Statement Tax Difference through the date of sale, and less (D) the amount of any Additional Compensation Benefits previously paid to you under Paragraph 3 subsequent to November 1, 1998.

        E. As amended hereby, the Agreement shall continue in full force and effect.

        Please confirm that the foregoing correctly sets forth our understanding by signing and returning the enclosed duplicate of this letter.

                                            Very truly yours,

                                            SABEL INDUSTRIES, INC.


                                            /s/  Ira Leon Rennert
                                            ------------------------
                                            Ira Leon Rennert
                                            Chairman of the Board


Accepted and Agreed to:


/s/  Keith Sabel
------------------------
Keith Sabel

                                                             EXHIBIT 10.20.1 (b)


                             SABEL INDUSTRIES, INC.
                             749 NORTH COURT STREET
                              MONTGOMERY, AL 36104


                             As of January 15, 1999

Mr. Phillip Brown
Sabel Industries, Inc.
749 North Court Street
Montgomery, AL 36104

        RE:    AMENDMENT TO NET WORTH APPRECIATION PARTICIPATION AGREEMENT

Dear Mr. Brown:

        This will confirm the understanding of this Corporation (the "Company") with you with respect to our agreed amendments to your Net Worth Appreciation Participation Agreement dated January 24, 1994 (the "Agreement").

        As you know, our parent company, The Renco Group, Inc. ("Renco"), has elected to become, for Federal Internal Revenue Code purposes, a subchapter S corporation (instead of a subchapter C corporation), effective with its fiscal year beginning November 1, 1998, and has designated this Company and its subsidiaries as qualified subchapter S subsidiaries (the "S election"). This designation is also applicable for those states which recognize such election. This letter is intended to set forth our understanding as to the changes in the Agreement intended to accommodate such election.

        It is the intent of the parties to the Agreement that the S election not alter the benefits payable under the Agreement; therefore we agree as follows:

        A. For purposes of calculating the benefits payable under the Agreement, the Company will continue to calculate Federal corporate income taxes and the corporate income taxes for those jurisdictions in which the Company and its subsidiaries do business, for fiscal periods beginning on or after November 1, 1998, as if this Company and its subsidiaries had continued to have C corporation status, under the Federal Internal Revenue Code and under state and local tax laws, in accordance with the provisions of generally accepted accounting principles and the Internal Revenue Code and regulations thereunder and under state and local tax laws applicable to C corporations as from time to time in effect ("C Status"). Such tax calculations will include calculations of current and deferred tax expense or benefit and current and non-current tax assets and liabilities ("C Taxes") and the differences ("Tax Differences") between the C Taxes and the taxes as recorded by the Company and its subsidiaries while being designated a qualified subchapter S subsidiary ("S Taxes").

        Cumulative Income Statement Tax Difference shall be the cumulative difference in income tax expense or benefit between the calculation of the C Taxes and S Taxes, in each case calculated for the tax periods beginning on or after November 1, 1998 and through the end of the calculation period. Cumulative Cash Flow Tax Difference shall be the cumulative difference in income tax payments, net of refunds, between the calculation of the C Taxes and S Taxes in each case made after November 1, 1998 or, which would be in the case of C Taxes, or are in the case of S Taxes, immediately due and payable contemporaneously with the payment of any dividends.

        In connection with the annual audit of the financial statements of the Company, the Company's Board of Directors will require that the independent public accountants issue a special report indicating their agreement with the Tax Differences.

        B. Any payment due to you under Paragraph 2 of the Agreement (the "Termination Benefit") shall be (A) 2% of the cumulative net income, as defined, less (B) 2% of the Cumulative Income Statement Tax Difference (the calculation period shall end at the end of the Company's fiscal quarter immediately preceding your date of termination) and excluding such Cumulative Income Statement Tax Difference to the extent equal to Cumulative Cash Flow Tax Difference utilized in calculating an Additional Compensation Benefit under Paragraph 3.

        C. Any payment due to you under Paragraph 3 of the Agreement in regard to dividends paid by the Company (the "Additional Compensation Benefit"), shall be (A) the excess of 2% of the cumulative dividends paid by the Company subsequent to November 1, 1998 over 2% of any positive Cumulative Cash Flow Tax Difference less (B) the amount of Additional Compensation Benefit previously paid to you under Paragraph 3 subsequent to November 1, 1998.

        D. Any payment due to you under Paragraph 5 of the Agreement (the "Sale Proceeds Benefit"), shall be (A) 2% of any net proceeds, as defined, plus (B) 2% of the cumulative dividends paid by the Company subsequent to November 1, 1998, less (C) 2% of the Cumulative Income Statement Tax Difference through the date of sale, and less (D) the amount of any Additional Compensation Benefits previously paid to you under Paragraph 3 subsequent to November 1, 1998.

        E. As amended hereby, the Agreement shall continue in full force and effect.

        Please confirm that the foregoing correctly sets forth our understanding by signing and returning the enclosed duplicate of this letter.
                                            Very truly yours,

                                            SABEL INDUSTRIES, INC.


                                            /s/  Ira Leon Rennert
                                            ------------------------
                                            Ira Leon Rennert
                                            Chairman of the Board

Accepted and Agreed to:


/s/  Phillip Brown
------------------------
Phillip Brown